UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2015

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On May 6, 2015, Kaman Corporation (the “Company”), two of its indirect foreign subsidiaries, RWG Germany GmbH (“RWG Germany”) and Kaman Composites-UK Holdings Limited (“Kaman UK”), and the other subsidiary borrowers party thereto (the “Subsidiary Borrowers” and, together with the Company, Kaman UK and RWG Germany, the “Borrowers”), entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as Administrative Agent under the Corporation’s existing Credit Agreement, dated November 20, 2012 (the “Existing Credit Agreement”), Bank of America, N.A. (“Bank of America”), Citizens Bank, N.A. (“Citizens”) and the other lenders party thereto (collectively, together with JPMorgan Chase, Bank of America and Citizens, the “Lenders”), pursuant to which the Existing Credit Agreement was amended and restated in its entirety (as so amended and restated, the “Amended and Restated Credit Agreement”), among other things, to amend the Existing Credit Agreement to (i) extend the maturity date to May 6, 2020; (ii) increase the aggregate amount of revolving commitments from $400 million to $600 million; (iii) reinstate the aggregate amount of outstanding term loans to $100 million; (iv) modify the affirmative and negative covenants set forth in Articles V and VI; and (v) effectuate a number of additional modifications to the terms and provisions of the Existing Credit Agreement, including its pricing.

The terms of the Amended and Restated Credit Agreement include the following:

•
Revolving Credit Facility: An aggregate $600 million revolving credit facility which expires on May 6, 2020 and includes sublimits for the issuance of standby letters of credit, swingline loans and multicurrency borrowings in certain specified foreign currencies.

•
Term Loan Commitment: A $100 million term loan facility with a term expiring on May 6, 2020, requiring quarterly payments of principal (which commence on June 30, 2015) at the rate of $1,250,000 beginning June 30, 2015 through March 31, 2017; $1,875,000 beginning June 30, 2017 through March 31, 2019; and $2,500,000 beginning June 30, 2019 through March 31, 2020, with $65,000,000 payable in the final quarter of the facility’s term.

•
Fees and Interest Rates: Facility fees and interest rates are determined on the basis of a base rate and an applicable margin based upon the Company’s Consolidated Senior Secured Leverage Ratio (as defined in the Amended and Restated Credit Agreement).

•
Expansion Option: Provisions permitting the Company from time to time to increase the aggregate amount of the revolving credit facility and the term loan facility by up to $200 million with additional commitments from the Lenders, as they may agree, or new commitments from financial institutions acceptable to the Administrative Agent and the Company in their reasonable discretion.

•
Prepayment: Provisions permitting the Borrowers to prepay borrowings in whole or in part at any time without premium or penalty, subject to reimbursement of certain costs of the Lenders, and permitting the Company to cancel, in whole or in part, the unutilized portion of the commitments under the revolving credit facility in excess of the outstanding loans, the stated amount of all outstanding letters of credit and all unreimbursed amounts drawn under any letters of credit.

•	Corporation Covenants: Provisions containing covenants required of the Company and its subsidiaries, including various affirmative and negative financial and operational covenants.

The above summary of the Amendment and Restatement Agreement and the Amended and Restated Credit Agreement is qualified in its entirety by reference to the full text of the Amendment and Restatement Agreement, including the full text of the Amended and Restated Credit Agreement attached as Exhibit A thereto, a complete copy of which is filed herewith as Exhibit 10.1 and is hereby incorporated by reference in response to this Item 1.01.

The Security Agreement dated November 20, 2012, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2012, remains in full force and effect.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Amendment and Restatement Agreement and the Amended and Restated Credit Agreement set forth under Item 1.01 above is hereby incorporated by reference in its entirety in response to this Item 2.03.

Item 8.01    Other Events

On May 6, 2015, the Company issued a press release announcing the entry into the Amendment and Restatement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1
Amendment and Restatement Agreement, dated as of May 6, 2015, by and among Kaman Corporation, RWG Germany GmbH and Kaman Composites-UK Holdings Limited, as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A. and Citizens Bank, N.A. as Co-Syndication Agents, including, attached as Exhibit A thereto, the Credit Agreement dated as of November 20, 2012, as amended and restated as of May 6, 2015, among Kaman Corporation, RWG Germany GmbH and Kaman Composites-UK Holdings Limited, as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank, N.A. as Co-Syndication Agents, Suntrust Bank, Keybank National Association, TD Bank, N.A., Branch Banking & Trust Company and Fifth Third Bank, as Co-Documentation Agents, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citizens Bank, N.A., as Joint Bookrunners and Joint Lead Arrangers, and various Lenders signatory thereto.

Exhibit 99.1	Press Release issued by Kaman Corporation, dated May 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: May 7, 2015

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit 10.1
Amendment and Restatement Agreement dated as of May 6, 2015, among Kaman Corporation, RWG Germany GmbH and Kaman Composites-UK Holdings Limited, as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A. and Citizens Bank, N.A. as Co-Syndication Agents, including, attached as Exhibit A thereto, the Credit Agreement dated as of November 20, 2012, as amended and restated as of May 6, 2015, among Kaman Corporation, RWG Germany GmbH and Kaman Composites-UK Holdings Limited, as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank, N.A. as Co-Syndication Agents, Suntrust Bank, Keybank National Association, TD Bank, N.A., Branch Banking & Trust Company and Fifth Third Bank, as Co-Documentation Agents, and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citizens Bank, N.A., as Joint Bookrunners and Joint Lead Arrangers, and various Lenders signatory thereto.

Exhibit 99.1	Press Release issued by Kaman Corporation, dated May 6, 2015.

*
A list of each exhibit and schedule to the Amended and Restated Credit Agreement is set forth in the Table of Contents to the Amended and Restated Credit Agreement. The registrant hereby undertakes to furnish to the Commission supplementally upon request a copy of any such exhibits and schedules to the Amended and Restated Credit Agreement that are omitted from this report.